Changebridge Capital Sustainable Equity ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS — 94.7%
Banking — 2.5%
First Republic Bank	1,100	$178,981

Consumer Discretionary Products — 2.9%
Skechers USA, Inc. - Class A (a)	5,495	208,590

Consumer Discretionary Services — 10.5%
Bowlero Corp. (a)	28,726	328,626
Manchester United PLC - Class A (b)	12,543	139,729
Service Corp. International	1,959	145,867
The One Group Hospitality, Inc. (a)	16,487	138,326
		752,548
Consumer Staple Products — 2.4%
The Estee Lauder Cos., Inc. - Class A	620	169,322

Health Care — 17.9%
Caribou Biosciences, Inc. (a)	25,531	207,312
CRISPR Therapeutics AG (a)(b)	2,504	187,800
Humacyte, Inc. (a)	36,031	125,388
ModivCare, Inc. (a)	809	80,738
Progyny, Inc. (a)	5,484	167,426
The Joint Corp. (a)	13,757	235,244
TransMedics Group, Inc. (a)	6,947	280,520
		1,284,428
Industrial Products — 7.3%
Astronics Corp. (a)	19,189	215,301
Chart Industries, Inc. (a)	1,579	308,047
		523,348
Industrial Services — 15.3%
Civeo Corp. (a)(b)	12,100	359,007
CSX Corp.	7,962	257,412
SP Plus Corp. (a)	7,054	241,670
Sterling Construction Co., Inc. (a)	9,324	239,720
		1,097,809
Materials — 2.2%
Trex Company, Inc. (a)	2,443	157,622

Media — 12.7%
Criteo SA - ADR (a)(b)	9,788	248,615
EverQuote, Inc. - Class A (a)	17,754	185,529
Expedia Group, Inc. (a)	1,667	176,786
Magnite, Inc. (a)	11,386	86,989
Netflix, Inc. (a)	958	215,454
		913,373
Oil & Gas — 8.3%
Chesapeake Energy Corp.	3,026	284,958
New Fortress Energy, Inc.	6,308	308,903
		593,861
Real Estate — 2.0%
Redfin Corp. (a)	16,310	141,897

Renewable Energy— 1.0%
Beam Global (a)	4,525	71,405

Retail & Wholesale - Discretionary — 2.8%
Carvana Co. (a)	6,817	198,716

Retail & Wholesale - Staples — 3.7%
Cotsco Wholesale Corp.	490	265,237

Software & Technology Services — 3.2%
ICF International, Inc.	2,401	226,534
TOTAL COMMON STOCKS (Cost $6,455,190)		6,783,671

MONEY MARKET FUNDS — 5.2%
First American Government Obligations Fund - Class X, 1.44% (c)	371,257	371,257
TOTAL MONEY MARKET FUNDS (Cost $371,257)		371,257

TOTAL INVESTMENTS (Cost $6,826,447) - 99.9%		7,154,928
Other Assets and Liabilities, net — 0.1%		10,858
NET ASSETS — 100.0%		$7,165,786

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate shown is the seven-day yield at period end.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$6,783,671	$-	$-	$6,783,671
Money Market Funds	371,257	-	-	371,257
Total Investments - Assets	$7,154,928	$-	$-	$7,154,928

* See the Schedule of Investments for industry classifications.